SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  June 21, 1999 (June 4, 1999)

                       Digital Courier Technologies, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                                  0-20771                 87-0461856
--------------------------------------------------------------------------------
(State or Other                        (Commission              (IRS Employer
Jurisdiction of Incorporation)         File Number)          Identification No.)

 136 Heber Avenue, Suite 204, P.O. Box 8000, Park City, Utah          84060
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code: (435) 655-3617


--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits
-----------------------------------------

Exhibit 2.1. SB.com, Inc. financial statements as of and for the periods ended December 31, 1998 and 1997 (with Independent Auditors Report Thereon)

Exhibit 2.2. SB.com, Inc. unaudited financial statements as of and for the quarter ended March 31, 1999.

                                   EXHIBIT 2.1




                                  SB.COM, INC.

                              Financial Statements

                           December 31, 1998 and 1997
                   (With Independent Auditors Report Thereon)

                          Independent Auditors' Report
                          ----------------------------


The Board of Directors
SB.Com, Inc.

We have audited the accompanying balance sheets of SB.Com, Inc. as of December 31, 1998 and 1997, and the related statements of income and retained earnings and cash flows for the year ended December 31, 1998 and the period from June 16, 1997 (date of inception) to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SB.Com, Inc. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the year ended December 31, 1998 and the period from June 16, 1997 (date of inception) to December 31, 1997, in conformity with generally accepted accounting principles.


KIRKLAND, RUSS, MURPHY & TAPP

Clearwater, Florida
July 30, 1999

                                  SB.COM, INC.

                                 Balance Sheets

                           December 31, 1998 and 1997





                                     ASSETS
                                     ------

                                                             1998          1997
                                                          ---------    ---------


Current assets:
       Cash                                                 101,104       3,400
       Accounts receivable                                   70,414      10,749
       Deferred tax asset                                      --           700
                                                          ---------    ---------

                  Total current assets                      171,518      14,849

Property and equipment:
       Furniture and fixtures                                 2,941        --
       Equipment                                             16,789       3,250
                                                          ---------    ---------

                  Total property and equipment               19,730       3,250

       Less accumulated depreciation and amortization        (2,539)       (325)
                                                          ---------    ---------

                  Net furniture, fixtures and equipment      17,191       2,925
                                                          ---------    ---------



                                                          $ 188,709      17,774
                                                          =========    =========

                                  SB.COM, INC.

                           Balance Sheets - Continued

                           December 31, 1998 and 1997




                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

                                                             1998      1997
                                                          --------   --------

Current liabilities:
       Accounts payable and accrued expenses              $ 62,815     12,829
       Income taxes payable                                 22,478        435
       Current deferred tax liability                        7,000       --
                                                          --------   --------

                  Total current liabilities                 92,293     13,264

Deferred tax liability                                       7,000      1,000
                                                          --------   --------

                  Total liabilities                         99,293     14,264

Stockholders' equity:
       Common stock, $.001 par value, authorized; 1,000
         shares issued and outstanding 500 shares                1          1
       Additional paid-in capital                              499        499
       Retained earnings                                    88,916      3,010
                                                          --------   --------

                  Total stockholders' equity                89,416      3,510
                                                          --------   --------

                                                          $188,709     17,774
                                                          ========   ========





                 See accompanying notes to financial statements.

                                  SB.COM, INC.

                   Statements of Income and Retained Earnings

                Year Ended December 31, 1998 and the Period From
             June 16, 1997 (date of inception) to December 31, 1997




                                                           1998        1997
                                                         --------   --------


Net revenues                                             $731,816     57,312
Cost of revenues                                          222,969      9,094
                                                         --------   --------

                  Gross profit                            508,847     48,218

Selling, general and administrative expenses              384,984     44,148

Depreciation expense                                        2,214        325
                                                         --------   --------

                  Operating income before income taxes    121,649      3,745
Provision for income taxes                                 35,743        735
                                                         --------   --------

                  Net income                               85,906      3,010

Retained earnings at beginning of year                      3,010       --
                                                         --------   --------

Retained earnings at end of year                         $ 88,916      3,010
                                                         ========   ========








                 See accompanying notes to financial statements.

                                  SB.COM, INC.

                            Statements of Cash Flows

                Year Ended December 31, 1998 and the Period From
             June 16, 1997 (date of inception) to December 31, 1997


                                                                     1998          1997
                                                                  ---------    ---------


Cash flows from operating activities:
     Net income                                                   $  85,906        3,010
     Adjustments to reconcile net income to net cash
       provided by operating activities:
          Depreciation and amortization                               2,214          325
          Increase in receivables                                   (59,665)     (10,749)
          Increase in accounts payable and accrued expenses          49,986       12,829
          Increase in income taxes payable                           22,043          435
          Increase in deferred income taxes                          13,700          300
                                                                  ---------    ---------

                    Net cash provided by operating activities       114,184        6,150
                                                                  ---------    ---------

Cash flows used in investing activities - additions to property
     and equipment                                                  (16,480)      (3,250)
                                                                  ---------    ---------

Cash flows from financing activities
     Proceeds from stock issued to stockholders                        --            500
                                                                  ---------    ---------

Net increase in cash                                                 97,704        3,400

Cash at beginning of year                                             3,400         --
                                                                  ---------    ---------

Cash at end of year                                               $ 101,104        3,400
                                                                  =========    =========





                 See accompanying notes to financial statements.

                                  SB.COM, INC.

                          Notes to Financial Statements

                    Periods Ended December 31, 1998 and 1997




(1)       Description of Business and Summary of Significant Accounting Policies
          ----------------------------------------------------------------------

         (a)   Description of Business
                -----------------------
                SB.COM, Inc. (Company), a Florida Corporation, was established on June 16, 1997. The Company is privately owned and based in Clearwater, Florida. The Company is engaged in processing and securing credit card payment transactions over the Internet.

          (b)   Property and Equipment
                ----------------------
                Property and equipment are stated at cost. Depreciation is calculated on the straight-line method over the estimated useful life of the asset.

          (c)   Income Taxes
                ------------
                The Company has adopted Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes." Under the asset and liability method of SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect of a change in tax rates on deferred tax assets or liabilities is recognized in income in the period that included the enactment.

          (d)   Estimates
                ---------
                In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          (e)   Concentrations of Credit Risk
                -----------------------------
                Cash  balances  are  maintained  in  a  financial   institution.
                Occasionally, deposits exceed amounts insured by the Federal Deposit Insurance Corporation.

                                                                     (continued)

                                  SB.COM, INC.

(2)       Income Taxes
          ------------
          Income tax expense for the year ended December 31, 1998 and the period from June 16, 1997 to December 31, 1997 was approximately $36,000 and $1,000, respectively. Income taxes for the year ended December 31, 1998 and the period from June 16, 1997 to December 31, 1997 differ from the amounts computed by applying the effective U.S. federal income tax rate of 34% to income before income taxes as a result of the following:
                                                           1998        1997
                                                        ---------   --------

                Computed ?expected? tax                 $ 41,000      1,000
                State income taxes, net of federal
                  tax benefit                              4,000          -
                Surtax exemption                          (9,000)         -
                                                         -------      -----

                                                        $ 36,000      1,000
                                                          ======      =====

          The tax effect of temporary differences that give rise to deferred taxes at December 31, 1998 and 1997 are as follows:

                                                                1998     1997
                                                              -------  -------
                Deferred tax assets:
                  Accounts payable and accrued expenses     $  12,000    4,300
                                                              -------  -------

                Total deferred tax assets                      12,000    4,300
                                                              -------  -------

                Deferred tax liability:
                  Accounts receivable                      $  (19,000)  (3,600)
                  Depreciation methods                         (7,000)  (1,000)
                                                             --------  -------

                Total deferred tax liability                  (26,000)  (4,600)
                                                              -------   ------

                Net deferred income taxes                   $ (14,000)    (300)
                                                              =======  =======

(3)       Contractual Agreements
          ----------------------
          The Company entered into a three year term agreement to pay a Processor of real time credit card transactions a commission of 40% of the revenues generated from this type of transaction. The agreement ends in June, 2000 and can be canceled upon 30 days written notice by either party.

          The Company entered into an Independent Agent (Agent) agreement in September, 1997 to pay 100% of income derived from residuals provided by the Agent at a fee of 30% of transaction fees. The agreement can be terminated by either party at any time.

                                                                     (continued)

                                  SB.COM, INC.

(4)       Related Party Transactions
          --------------------------

         (a)   Operating Lease
                ---------------
                The Company's office facility is located in Clearwater, Florida. The office facility is leased from a company controlled by one of its stockholder. Rent expense for the year ended December 31, 1998 and the period from June 16, 1997 to December 31, 1997 was approximately $5,000.

          (b)   Management Fees
                ---------------
                Management fees of approximately $90,000 and $10,000 was paid to companies owned by its shareholders during the year ended December 31, 1998 and the period from June 16, 1997 to December 31, 1997, respectively.


(5)       Year 2000 Issue
          ---------------
          The majority of the Company's reliance on information technology relates to its Processor of real time credit card transactions. The Processor has informed the Company that it will have modified or converted its information technology by the year 2000.

(6)       Subsequent Events
          -----------------
          In 1999, the Company acquired certain assets of its credit card real time processing company (Note 3). They issued 500 shares of its common stock as consideration for the acquisition.

          In 1999, the Company's articles of incorporation were amended to increase the authorized shares of common stock from 1,000 shares to 7,500,000 shares.

          In June 1999, the Company was acquired by a publicly held company in a stock purchase agreement. The stockholders of the Company received in the aggregate 2,840,000 shares of the acquiring company's common stock in exchange for the Company's issued and outstanding common stock.

                                   EXHIBIT 2.2

                                   SB.COM. INC
                             CONDENSED BALANCE SHEET
                              AS OF MARCH 31, 1999
                                   (Unaudited)


                                     ASSETS


CURRENT ASSETS:
   Cash                                                 $       390,801
   Other current assets                                           7,000
                                                      --------------------

                Total current assets                            397,801
                                                      --------------------

PROPERTY AND EQUIPMENT:
   Computer, office equipment and vehicles                       52,822
   Furniture, fixtures and leasehold improvements                 2,941
                                                      --------------------

                                                                 55,763
   Less accumulated depreciation and amortization               (11,902)
                                                      --------------------

                Net property and equipment                       43,861
                                                      --------------------

OTHER ASSETS                                                        727
                                                      ====================

                                                        $      442,389
                                                      ====================

                                  SB.COM, INC.
                       CONDENSED BALANCE SHEET (Continued)
                              AS OF MARCH 31, 1999
                                   (Unaudited)

                      LIABILITIES AND STOCKHOLDERS' EQUITY



CURRENT LIABILITIES:
   Notes payable                                    $      255,000
   Income taxes payable                                     36,779
   Other accrued liabilities                                 2,672
                                                  ------------------

                Total current liabilities                  294,451
                                                  ------------------

CAPITAL LEASE OBLIGATIONS                                   31,738
                                                  ------------------

STOCKHOLDERS' EQUITY:
   Common stock,                                             7,500
   Retained earnings                                       108,700
                                                  ------------------

                Total stockholders' equity                 116,200
                                                  ==================

                                                    $      442,389
                                                  ==================








                                                             .

                                  SB.COM, INC.
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
                                   (Unaudited)


REVENUES                                                  $       191,771

COST OF SALES                                                      73,876
                                                        -------------------

                Gross margin                                      117,895
                                                        -------------------

OPERATING EXPENSES:
   Selling, general and administrative                             82,142
                                                        -------------------

PROVISION FOR INCOME TAXES                                         14,301
                                                        -------------------

NET INCOME                                                $        21,452
                                                        -------------------

                                  SB.COM, INC.
                 CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
                                   (Unaudited)

                           Increase (Decrease) in Cash
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                                     $      21,452
   Adjustments to reconcile net income to net cash used in operating activities:
       Depreciation and amortization                                                      9,363
       Changes in operating assets and liabilities, net of effect of acquisitions and dispositions-
            Trade accounts receivable                                                    70,414
            Other assets                                                                 (7,726)
            Accounts payable and accrued liabilities                                    (45,842)
                 Deferred taxes payable                                                 (14,000)
                                                                                -----------------

                Net cash used in operating activities                                    33,661
                                                                                -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of property and equipment                                                   (36,033)
                                                                                -----------------

                Net cash used in investing activities                                   (36,033)
                                                                                -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Net proceeds from borrowings                                                         286,738
   Receivalbe from stockholder                                                            7,000
   Net additional investment Company                                                      5,331
                                                                                -----------------

                Net cash provided by financing activities                               299,069
                                                                                -----------------

NET INCREASE IN CASH                                                                    296,697
CASH AT BEGINNING OF PERIOD                                                             101,104
                                                                                -----------------

CASH AT END OF PERIOD                                                             $     397,801
                                                                                -----------------


                                  SB.COM, INC.
                     NOTE TO CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)

NOTE 1 - INTERIM CONDENSED FINANCIAL STATEMENTS

         The accompanying interim condensed financial statements as of March 31, 1999 and for the three months ended March 31, 1999 and 1998 are unaudited. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation have been included. The financial statements are condensed and, therefore, do not include all disclosures normally required by generally accepted accounting principles. These financial statements should be read in conjunction with the Company's annual financial statements included herein. The results of operations for the three months ended March 31, 1999 are not necessarily indicative of the results to be expected for the entire fiscal year ending December 31, 1999.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   DIGITAL COURIER TECHNOLOGIES,  INC.

Dated: August 17, 1999             By:/s/ Mitchell Edwards
                                      ------------------------------------------
                                   Mitchell Edwards
                                   Chief Financial Officer